SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 4, 2007

(Date of earliest event reported)

EarthFirst Technologies, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-23897	59-3462501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2515 E. Hanna Avenue, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (813) 238-5010

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 4, 2007, the Board of Directors accepted the resignation of Barry Markowitz as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EarthFirst Technologies, Incorporated

By:	/s/ John Stanton
John Stanton
Chief Executive Officer

Dated: May 10, 2007